Exhibit 99.1

                                  Additional Exhibit

Chief Executive Officer and Chief Financial Officer certifications pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                 Certification

Pursuant to 18 U.S.C. Section 1350, the undersigned officer of LaserSight Incorporated (the "Company") hereby certifies that the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: May 15, 2003

/s/ Michael R. Farris
---------------------
Name: Michael R. Farris
Title: Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to LaserSight Incorporated and will be retained by LaserSight Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.

                                  Certification

Pursuant to 18 U.S.C. Section 1350, the undersigned officer of LaserSight Incorporated (the "Company") hereby certifies that the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: May 15, 2003

/s/ Richard R. Confessore
-------------------------
Name: Richard R. Confessore
Title: Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to LaserSight Incorporated and will be retained by LaserSight Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.